Exhibit 99.2

Financial Supplement

Financial Information
as of June 30, 2010
(UNAUDITED)

The following supplement of information is provided to assist in your understanding of
Platinum Underwriters Holdings, Ltd.

This report is for informational purposes only. It should be read in conjunction with documents filed with the Securities and Exchange Commission by Platinum Underwriters Holdings, Ltd.,
including the Company's Annual Report on Form 10-K and Quarterly Report on Form 10-Q.

Our Investor Relations Department can be reached at (441) 298-0760.

Platinum Underwriters Holdings, Ltd.
Overview
June 30, 2010

Address:	Investor Information:

Platinum Underwriters Holdings, Ltd.	Lily Outerbridge
The Belvedere Building	Vice President, Director of Investor Relations
69 Pitts Bay Road	Tel: (441) 298-0760
Pembroke, HM 08 Bermuda	Fax: (441) 296-0528
Website: www.platinumre.com	Email: louterbridge@platinumre.com

Definitions and presentation:
All financial information contained herein is unaudited except for the information for the fiscal year ended December 31, 2009.   Certain amounts in prior periods have been reclassified to conform to current period presentation.  Amounts may not reconcile exactly due to rounding differences.

In presenting the Company's results, management has included certain schedules containing financial measures that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (GAAP). Such measures, including segment underwriting income or loss, operating income or loss, related underwriting ratios and fully converted book value per common share, are referred to as non-GAAP. These non-GAAP measures may be defined or calculated differently by other companies.  Management believes these measures, which are used to monitor the results of operations, allow for a more complete understanding of the underlying business.  These measures should not be viewed as a substitute for those determined in accordance with GAAP.  Reconciliations of such measures to the most comparable GAAP figures are included within this financial supplement in accordance with Regulation G.

Safe Harbor Statement Regarding Forward-Looking Statements:
This financial supplement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”).  Forward-looking statements are based on our current plans or expectations that are inherently subject to significant business, economic and competitive uncertainties and contingencies.  These uncertainties and contingencies can affect actual results and could cause actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, us.  In particular, statements using words such as “may,” “should,” “estimate,” “expect,” “anticipate,” “intend,” “believe,” “predict,” “potential,” or words of similar import generally involve forward-looking statements.  The inclusion of forward-looking statements in this financial supplement should not be considered as a representation by us or any other person that our current plans or expectations will be achieved.  Numerous factors could cause our actual results to differ materially from those in forward-looking statements, including, but not limited to, severe catastrophic events over which we have no control, the effectiveness of our loss limitation methods and pricing models, the adequacy of our liability for unpaid losses and loss adjustment expenses, our ability to maintain our A.M. Best Company, Inc. and Standard & Poor’s ratings, our ability to raise capital on acceptable terms if necessary, the cyclicality of the property and casualty reinsurance business, the highly competitive nature of the property and casualty reinsurance industry, our ability to maintain our business relationships with reinsurance brokers, the availability of retrocessional reinsurance on acceptable terms, market volatility and interest rate and currency exchange rate fluctuation, tax, regulatory or legal restrictions or limitations applicable to us or the property and casualty reinsurance business generally, general political and economic conditions, including the effects of civil unrest, acts of terrorism, war or a prolonged United States or global economic downturn or recession; and changes in our plans, strategies, objectives, expectations or intentions, which may happen at any time at our discretion.  As a consequence, our future financial condition and results may differ from those expressed in any forward-looking statements made by, or on behalf of, us.  The foregoing factors should not be construed as exhaustive.  Additionally, forward-looking statements speak only as of the date they are made, and we undertake no obligation to revise or update forward-looking statements to reflect new information or circumstances after the date hereof or to reflect the occurrence of future events.

Platinum Underwriters Holdings, Ltd.
Table of Contents

Section:	Page:
Financial Highlights:
a. Financial Highlights	3

Balance Sheet:
a. Condensed Consolidated Balance Sheets	4

Statements of Operations:
a. Condensed Consolidated Statements of Operations and Comprehensive Income - Summary	5
b. Condensed Consolidated Statements of Operations and Comprehensive Income - by Quarter	6

Other Company Data:
a. Computation of Net Operating Income and Net Operating Income per Diluted Common Share	7
b. Key Ratios, Share Data, Ratings	8

Earnings and Book Value Per Common Share Analysis:
a. Computation of Basic and Diluted Earnings Per Common Share - Summary	9
b. Computation of Basic and Diluted Earnings Per Common Share - by Quarter	10
c. Book Value Per Common Share	11

Cash Flow Statement:
a. Condensed Consolidated Statements of Cash Flows - Summary	12
b. Condensed Consolidated Statements of Cash Flows - by Quarter	13

Segment Data:
a. Segment Reporting - Three Month Summary	14
b. Segment Reporting - Six Month Summary	15
c. Property and Marine Segment - by Quarter	16
d. Casualty Segment - by Quarter	17
e. Finite Risk Segment - by Quarter	18

Net Premiums Written Data:
a. Net Premiums Written - Supplemental Information	19
b. Premiums by Line of Business - Three Month Summary	20
c. Premiums by Line of Business - Six Month Summay	21

Investments:
a. Investment Portfolio	22
b. Available-for-Sale Security Detail	23
c. Corporate Bonds Detail	24
d. Net Realized Gains on Investments and Net Impairment Losses on Investments	25

Loss Reserves:
a. Analysis of Losses and Loss Adjustment Expenses	26
b. Summary of Favorable (Unfavorable) Development of Losses and Related Premiums & Commissions	27

Exposures:
a. Estimated Exposures to Peak Zone Property Catastrophe Losses	28

Platinum Underwriters Holdings, Ltd.
Financial Highlights
June 30, 2010
($ in thousands, except share data)

	Three Months Ended		Six Months Ended
	June 30,	June 30,	June 30,	June 30,
	2010	2009	2010	2009

Highlights
Net premiums written	$151,718	208,117	399,145	$453,389
Net premiums earned	191,432	232,462	411,610	480,214
Underwriting income	62,182	53,526	64,956	102,830
Net investment income	35,372	44,077	72,877	78,323
Net operating income (a)	83,677	90,937	106,976	159,483

Net realized gains on investments	49,489	10,794	54,946	31,364
Net impairment losses on investments	(3,410)	(3,256)	(21,512)	(6,664)

Net income attributable to common shareholders	$124,139	98,130	139,560	$181,751

Total assets	$4,934,749	4,968,138	4,934,749	$4,968,138
Investments and cash	4,528,013	4,399,258	4,528,013	4,399,258
Total shareholders' equity	2,105,435	1,952,704	2,105,435	1,952,704
Unpaid losses and loss adjustment expenses	$2,224,026	2,394,330	2,224,026	$2,394,330

Per share data
Common shares outstanding	41,095	49,778	41,095	49,778
Weighted average common shares outstanding - basic	43,225	50,580	44,322	50,105
Adjusted weighted average common shares outstanding - diluted	46,249	51,594	47,365	52,744
Net income per common share - basic	$2.87	1.94	3.15	$3.63
Net income per common share - diluted	2.68	1.90	2.95	3.47
Operating income per common share - diluted	1.81	1.76	2.26	3.02
Dividends per common share	0.08	0.08	0.16	0.16
Book value per common share	$51.23	39.23	51.23	$39.23

(a) See computation of net operating income on page 7.

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Balance Sheets
($ in thousands, except share data)

	June 30,	March 31,	December 31,	September 30,	June 30,
	2010	2010	2009	2009	2009

Assets
Investments	$3,335,914	3,754,054	3,660,515	3,953,620	$4,049,472
Cash, cash equivalents and short-term investments	1,192,099	761,774	709,134	460,171	349,786
Reinsurance premiums receivable	160,729	320,724	269,912	272,489	261,817
Accrued investment income	28,373	32,031	29,834	32,646	33,813
Reinsurance balances (prepaid and recoverable)	28,036	28,025	29,710	31,171	24,715
Deferred acquisition costs	38,994	43,381	40,427	45,581	43,720
Funds held by ceding companies	85,030	85,695	84,478	85,211	120,232
Other assets	65,574	68,346	197,568	276,733	84,583
Total assets	$4,934,749	5,094,030	5,021,578	5,157,622	$4,968,138

Liabilities
Unpaid losses and loss adjustment expenses	$2,224,026	2,378,253	2,349,336	2,373,151	$2,394,330
Unearned premiums	168,545	205,606	180,609	209,951	190,757
Debt obligations	250,000	250,000	250,000	250,000	250,000
Commissions payable	57,370	96,451	90,461	93,013	121,780
Other liabilities	129,373	80,076	73,441	61,442	58,567
Total liabilities	2,829,314	3,010,386	2,943,847	2,987,557	3,015,434

Total shareholders' equity	2,105,435	2,083,644	2,077,731	2,170,065	1,952,704

Total liabilities and shareholders' equity	$4,934,749	5,094,030	5,021,578	5,157,622	$4,968,138

Book value per common share (a)	$51.23	46.59	45.22	43.55	$39.23

(a) Book value per common share is determined by dividing shareholders' equity by actual common shares outstanding.

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Statements of Operations and Comprehensive Income - Summary
($ in thousands, except share data)

	Three Months Ended		Six Months Ended
	June 30,	June 30,	June 30,	June 30,
	2010	2009	2010	2009

Revenue
Net premiums earned	$191,432	232,462	411,610	$480,214
Net investment income	35,372	44,077	72,877	78,323
Net realized gains on investments	49,489	10,794	54,946	31,364
Net impairment losses on investments	(3,410)	(3,256)	(21,512)	(6,664)
Other income (expense)	(144)	5,212	129	5,444
Total revenue	272,739	289,289	518,050	588,681

Expenses
Net losses and loss adjustment expenses	71,475	124,945	236,043	269,109
Net acquisition expenses	44,088	38,338	81,417	78,494
Net changes in fair value of derivatives	30	106	2,345	2,523
Operating expenses	20,160	22,906	41,901	43,774
Net foreign currency exchange (gains) losses	(67)	(537)	(1,296)	459
Interest expense	4,709	4,756	9,469	9,511
Total expenses	140,395	190,514	369,879	403,870

Income before income tax expense	132,344	98,775	148,171	184,811
Income tax expense	8,205	645	8,611	1,759

Net income	124,139	98,130	139,560	183,052
Preferred dividends	-	-	-	1,301

Net income attributable to common shareholders	$124,139	98,130	139,560	$181,751

Basic
Weighted average common shares outstanding	43,225	50,580	44,322	50,105
Basic earnings per common share	$2.87	1.94	3.15	$3.63

Diluted
Adjusted weighted average common shares outstanding	46,249	51,594	47,365	52,744
Diluted earnings per common share	$2.68	1.90	2.95	$3.47

Comprehensive income
Net income	$124,139	98,130	139,560	$183,052
Other comprehensive income, net of deferred taxes	34,833	64,958	82,705	63,382
Comprehensive income	$158,972	163,088	222,265	$246,434

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Statements of Operations and Comprehensive Income - by Quarter
($ in thousands, except share data)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2010	2010	2009	2009	2009

Revenue
Net premiums earned	$191,432	220,178	227,584	229,538	$232,462
Net investment income	35,372	37,505	40,871	44,747	44,077
Net realized gains on investments	49,489	5,457	24,713	22,553	10,794
Net impairment losses on investments	(3,410)	(18,102)	(5,864)	(5,075)	(3,256)
Other income (expense)	(144)	273	(1,138)	(1,222)	5,212
Total revenue	272,739	245,311	286,166	290,541	289,289

Expenses
Net losses and loss adjustment expenses	71,475	164,568	109,993	99,240	124,945
Net acquisition expenses	44,088	37,329	47,916	50,009	38,338
Net changes in fair value of derivatives	30	2,315	2,913	4,305	106
Operating expenses	20,160	21,741	25,698	25,210	22,906
Net foreign currency exchange gains	(67)	(1,229)	(242)	(616)	(537)
Interest expense	4,709	4,760	4,759	4,757	4,756
Total expenses	140,395	229,484	191,037	182,905	190,514

Income before income tax expense	132,344	15,827	95,129	107,636	98,775
Income tax expense (benefit)	8,205	406	4,358	(1,832)	645

Net income	124,139	15,421	90,771	109,468	98,130
Preferred dividends	-	-	-	-	-

Net income attributable to common shareholders	$124,139	15,421	90,771	109,468	$98,130

Basic
Weighted average common shares outstanding	43,225	45,431	48,294	49,660	50,580
Basic earnings per common share	$2.87	0.34	1.88	2.20	$1.94

Diluted
Adjusted weighted average common shares outstanding	46,249	48,494	51,466	52,039	51,594
Diluted earnings per common share	$2.68	0.32	1.76	2.10	$1.90

Comprehensive income
Net income	$124,139	15,421	90,771	109,468	$98,130
Other comprehensive income (loss), net of deferred taxes	34,833	47,872	(36,726)	106,570	64,958
Comprehensive income	$158,972	63,293	54,045	216,038	$163,088

Platinum Underwriters Holdings, Ltd.
Computation of Net Operating Income and Net Operating Income per Diluted Common Share
($ in thousands, except share data)

	Three Months Ended		Six Months Ended
	June 30,	June 30,	June 30,	June 30,
	2010	2009	2010	2009

Net income attributable to common shareholders	$124,139	98,130	139,560	$181,751

Adjustments for:
Net realized gains on investments, net of tax	(43,382)	(9,633)	(48,541)	(28,796)
Net impairment losses on investments, net of tax	2,966	2,985	17,227	6,084
Net foreign currency exchange (gains) losses, net of tax	(46)	(544)	(1,270)	443
Net operating income (a)	$83,677	90,937	106,976	$159,483

Per diluted common share:
Net income attributable to common shareholders	$2.68	1.90	2.95	$3.45
Less:
Net realized gains on investments	(0.94)	(0.19)	(1.02)	(0.55)
Net impairment losses on investments	0.06	0.06	0.36	0.12
Net foreign currency exchange (gains) losses	(0.00)	(0.01)	(0.03)	0.01
Net operating income (b)	$1.81	1.76	2.26	$3.02

Adjusted weighted average common shares outstanding - diluted	46,249	51,594	47,365	52,744

(a) Operating income represents net income after taxes excluding net realized gains and losses on investments, net impairment losses on investments and net foreign exchange gains and losses.

(b) Operating income per diluted common share is calculated by dividing operating income by diluted weighted average shares outstanding for the period.

Platinum Underwriters Holdings, Ltd.
Key Ratios, Share Data, Ratings

	As of and for the Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2010	2010	2009	2009	2009

Key Ratios

Combined ratio (%)	67.4%	98.7%	77.3%	72.3%	76.9%

Invested assets to shareholders' equity ratio	2.15:1	2.17:1	2.10:1	2.03:1	2.25:1

Debt to total capital (%)	10.6%	10.7%	10.7%	10.3%	11.3%

Net premiums written (annualized) to shareholders' equity	0.29	0.47	0.39	0.45	0.43

Share Data
Book value per common share (a)	$51.23	46.59	45.22	43.55	$39.23

Common shares outstanding (000's)	41,095	44,722	45,943	49,827	49,778

Market Price Per Common Share
High	$39.28	38.89	39.45	36.87	$30.67
Low	35.06	34.60	34.63	28.07	27.12
Close	$36.29	37.08	38.29	35.84	$28.59

Industry Ratings
Financial Strength Rating
A.M. Best Company, Inc.	A	A	A	A	A
Standard & Poor's Ratings Services	A	A	A	n/a	n/a
Counterparty Credit Ratings (senior unsecured)
A.M. Best Company, Inc.	bbb	bbb	bbb	bbb	bbb
Standard & Poor's Ratings Services	BBB+	BBB+	BBB+	BBB	BBB

Supplemental Data
Total employees	145	145	146	146	146

See Definitions and Presentation on page 1.

(a) Book value per common share is determined by dividing shareholders' equity by actual common shares outstanding.

n/a = not applicable

Platinum Underwriters Holdings, Ltd.
Computation of Basic and Diluted Earnings Per Common Share - Summary
($ in thousands, except share data)

	Three Months Ended		Six Months Ended
	June 30,	June 30,	June 30,	June 30,
	2010	2009	2010	2009

Earnings
Basic
Net income attributable to common shareholders	$124,139	98,130	139,560	$181,751

Diluted
Net income attributable to common shareholders	124,139	98,130	139,560	181,751
Effect of dilutive securities:
Preferred share dividends	-	-	-	1,301
Adjusted net income for diluted earnings per common share	$124,139	98,130	139,560	$183,052

Common Shares
Basic
Weighted average common shares outstanding	43,225	50,580	44,322	50,105

Diluted
Weighted average common shares outstanding	43,225	50,580	44,322	50,105
Effect of dilutive securities:
Conversion of preferred shares	-	-	-	1,525
Common share options	2,583	665	2,562	738
Restricted common shares and common share units	441	349	481	376
Adjusted weighted average common shares outstanding	46,249	51,594	47,365	52,744

Earnings Per Common Share
Basic earnings per common share	$2.87	1.94	3.15	$3.63

Diluted earnings per common share	$2.68	1.90	2.95	$3.47

Platinum Underwriters Holdings, Ltd.
Computation of Basic and Diluted Earnings Per Common Share - by Quarter
($ in thousands, except share data)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2010	2010	2009	2009	2009

Earnings
Basic
Net income attributable to common shareholders	$124,139	15,421	90,771	109,468	$98,130

Diluted
Net income attributable to common shareholders	124,139	15,421	90,771	109,468	98,130
Effect of dilutive securities:
Preferred share dividends	-	-	-	-	-
Adjusted net income for diluted earnings per common share	$124,139	15,421	90,771	109,468	$98,130

Common Shares
Basic
Weighted average common shares outstanding	43,225	45,431	48,294	49,660	50,580

Diluted
Weighted average common shares outstanding	43,225	45,431	48,294	49,660	50,580
Effect of dilutive securities:
Conversion of preferred shares	-	-	-	-	-
Common share options	2,583	2,540	2,623	1,950	665
Restricted common shares and common share units	441	523	549	429	349
Adjusted weighted average common shares outstanding	46,249	48,494	51,466	52,039	51,594

Earnings Per Common Share
Basic earnings per common share	$2.87	0.34	1.88	2.20	$1.94

Diluted earnings per common share	$2.68	0.32	1.76	2.10	$1.90

Platinum Underwriters Holdings, Ltd.
Book Value Per Common Share
($ and share data in thousands)

	June 30,	December 31,
	2010	2009

Price per share at period end	$36.29	$38.29

Shareholders' equity	$2,105,435	$2,077,731

Add: Assumed exercise of share options	50,396	69,647

Shareholders' equity - diluted	$2,155,831	$2,147,378

Basic common shares outstanding	41,095	45,943

Add: Shareholder share options (a)	2,282	2,529

Add: Management and directors' options (b)	1,689	2,238

Add: Directors' and officers' restricted common share units (c)	856	933

Diluted common shares outstanding	45,922	51,643

Book Value Per Common Share
Basic book value per common share	$51.23	$45.22

Fully converted book value per common share	$46.95	$41.58

See Definitions and Presentation on page 1.

(a) Options with a price of $27.00.

(b) Options with a price below $36.29, the closing share price at June 30, 2010.

(c) As of June 30, 2010 there were 41,095 common shares issued and outstanding.  Included in this number were 309 of restricted common shares issued but unvested.

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Statements of Cash Flows - Summary
($ in thousands)

	Three Months Ended		Six Months Ended
	June 30,	June 30,	June 30,	June 30,
	2010	2009	2010	2009

Net cash provided by (used in) operating activities	$(12,897)	54,292	21,527	$323,886

Net cash provided by (used in) investing activities	728,210	9,821	607,150	(694,960)

Net cash used in financing activities	(140,564)	(43,743)	(200,627)	(110,698)

Effect of exchange rate changes on foreign currency cash	(5,517)	6,485	(8,560)	4,692

Net increase (decrease) in cash and cash equivalents	$569,232	26,855	419,490	$(477,080)

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Statements of Cash Flows - by Quarter
($ in thousands)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2010	2010	2009	2009	2009

Net cash provided by (used in) operating activities	$(12,897)	34,424	54,720	98,591	$54,292

Net cash provided by (used in) investing activities	728,210	(121,060)	365,976	(21,305)	9,821

Net cash used in financing activities	(140,564)	(60,063)	(150,835)	(2,705)	(43,743)

Effect of exchange rate changes on foreign currency cash	(5,517)	(3,043)	640	1,765	6,485

Net increase (decrease) in cash and cash equivalents	$569,232	(149,742)	270,501	76,346	$26,855

Platinum Underwriters Holdings, Ltd.
Segment Reporting - Three Month Summary
($ in thousands)

	Three Months Ended June 30, 2010				Three Months Ended June 30, 2009
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total

Net premiums written	$74,105	72,628	4,985	$151,718	$113,405	87,459	7,253	$208,117

Net premiums earned	100,550	85,166	5,716	191,432	128,316	99,161	4,985	232,462

Net losses and loss adjustment expenses	35,010	40,058	(3,593)	71,475	62,807	61,042	1,096	124,945
Net acquisition expenses	17,218	18,752	8,118	44,088	13,526	20,406	4,406	38,338
Other underwriting expenses	7,720	5,654	313	13,687	9,123	6,130	400	15,653
Total underwriting expenses	59,948	64,464	4,838	129,250	85,456	87,578	5,902	178,936
Segment underwriting income (loss)	$40,602	20,702	878	62,182	$42,860	11,583	(917)	53,526

Net investment income				35,372				44,077
Net realized gains on investments				49,489				10,794
Net impairment losses on investments				(3,410)				(3,256)
Net changes in fair value of derivatives				(30)				(106)
Net foreign currency exchange gains				67				537
Other income (expense)				(144)				5,212
Corporate expenses not allocated to segments				(6,473)				(7,253)
Interest expense				(4,709)				(4,756)
Income before income tax expense				$132,344				$98,775

GAAP underwriting ratios:
Net loss and loss adjustment expense	34.8%	47.0%	(62.9%)	37.3%	48.9%	61.6%	22.0%	53.7%
Net acquisition expense	17.1%	22.0%	142.0%	23.0%	10.5%	20.6%	88.4%	16.5%
Other underwriting expense	7.7%	6.6%	5.5%	7.1%	7.1%	6.2%	8.0%	6.7%
Combined	59.6%	75.6%	84.6%	67.4%	66.5%	88.4%	118.4%	76.9%

Statutory underwriting ratios:
Net loss and loss adjustment expense	34.8%	47.0%	(62.9%)	37.3%	48.9%	61.6%	22.0%	53.7%
Net acquisition expense	20.3%	23.3%	159.0%	26.3%	10.0%	20.4%	66.3%	16.4%
Other underwriting expense	10.4%	7.8%	6.3%	9.0%	8.0%	7.0%	5.5%	7.5%
Combined	65.5%	78.1%	102.4%	72.6%	66.9%	89.0%	93.8%	77.6%

See Definitions and Presentation on page 1.

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
 (1) Net losses & LAE are divided by net premiums earned;
 (2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
 (3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Segment Reporting - Six Month Summary
($ in thousands)

	Six Months Ended June 30, 2010				Six Months Ended June 30, 2009
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total

Net premiums written	$220,890	166,379	11,876	$399,145	$255,140	185,473	12,776	$453,389

Net premiums earned	228,356	173,068	10,186	411,610	261,987	209,121	9,106	480,214

Net losses and loss adjustment expenses	161,637	71,588	2,818	236,043	140,258	120,183	8,668	269,109
Net acquisition expenses	33,449	36,479	11,489	81,417	30,890	46,627	977	78,494
Other underwriting expenses	16,419	12,124	651	29,194	17,282	11,799	700	29,781
Total underwriting expenses	211,505	120,191	14,958	346,654	188,430	178,609	10,345	377,384
Segment underwriting income (loss)	$16,851	52,877	(4,772)	64,956	$73,557	30,512	(1,239)	102,830

Net investment income				72,877				78,323
Net realized gains on investments				54,946				31,364
Net impairment losses on investments				(21,512)				(6,664)
Net changes in fair value of derivatives				(2,345)				(2,523)
Net foreign currency exchange gains (losses)				1,296				(459)
Other income				129				5,444
Corporate expenses not allocated to segments				(12,707)				(13,993)
Interest expense				(9,469)				(9,511)
Income before income tax expense				$148,171				$184,811

GAAP underwriting ratios:
Net loss and loss adjustment expense	70.8%	41.4%	27.7%	57.3%	53.5%	57.5%	95.2%	56.0%
Net acquisition expense	14.6%	21.1%	112.8%	19.8%	11.8%	22.3%	10.7%	16.3%
Other underwriting expense	7.2%	7.0%	6.4%	7.1%	6.6%	5.6%	7.7%	6.2%
Combined	92.6%	69.5%	146.9%	84.2%	71.9%	85.4%	113.6%	78.5%

Statutory underwriting ratios:
Net loss and loss adjustment expense	70.8%	41.4%	27.7%	57.3%	53.5%	57.5%	95.2%	56.0%
Net acquisition expense	15.1%	21.1%	99.6%	20.1%	11.3%	22.1%	12.7%	15.7%
Other underwriting expense	7.4%	7.3%	5.5%	7.3%	6.8%	6.4%	5.5%	6.6%
Combined	93.3%	69.8%	132.8%	84.7%	71.6%	86.0%	113.4%	78.3%

See Definitions and Presentation on page 1.

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
 (1) Net losses & LAE are divided by net premiums earned;
 (2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
 (3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Property and Marine Segment - by Quarter
($ in thousands)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2010	2010	2009	2009	2009

Net premiums written	$74,105	146,785	114,423	147,448	$113,405

Net premiums earned	100,550	127,806	133,934	132,567	128,316

Net losses and loss adjustment expenses	35,010	126,627	64,081	46,307	62,807
Net acquisition expenses	17,218	16,231	19,281	16,821	13,526
Other underwriting expenses	7,720	8,699	10,406	9,643	9,123
Total underwriting expenses	59,948	151,557	93,768	72,771	85,456
Segment underwriting income (loss)	$40,602	(23,751)	40,166	59,796	$42,860

GAAP underwriting ratios:
Net loss and loss adjustment expense	34.8%	99.1%	47.8%	34.9%	48.9%
Net acquisition expense	17.1%	12.7%	14.4%	12.7%	10.5%
Other underwriting expense	7.7%	6.8%	7.8%	7.3%	7.1%
Combined	59.6%	118.6%	70.0%	54.9%	66.5%

Statutory underwriting ratios:
Net loss and loss adjustment expense	34.8%	99.1%	47.8%	34.9%	48.9%
Net acquisition expense	20.3%	12.5%	15.0%	12.8%	10.0%
Other underwriting expense	10.4%	5.9%	9.1%	6.5%	8.0%
Combined	65.5%	117.5%	71.9%	54.2%	66.9%

See Definitions and Presentation on page 1.

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
 (1) Net losses & LAE are divided by net premiums earned;
 (2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
 (3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Casualty Segment - by Quarter
($ in thousands)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2010	2010	2009	2009	2009

Net premiums written	$72,628	93,751	82,548	88,467	$87,459

Net premiums earned	85,166	87,902	89,189	90,591	99,161

Net losses and loss adjustment expenses	40,058	31,530	47,085	59,243	61,042
Net acquisition expenses	18,752	17,727	22,821	19,393	20,406
Other underwriting expenses	5,654	6,470	7,094	6,751	6,130
Total underwriting expenses	64,464	55,727	77,000	85,387	87,578
Segment underwriting income	$20,702	32,175	12,189	5,204	$11,583

GAAP underwriting ratios:
Net loss and loss adjustment expense	47.0%	35.9%	52.8%	65.4%	61.6%
Net acquisition expense	22.0%	20.2%	25.6%	21.4%	20.6%
Other underwriting expense	6.6%	7.4%	8.0%	7.5%	6.2%
Combined	75.6%	63.5%	86.4%	94.3%	88.4%

Statutory underwriting ratios:
Net loss and loss adjustment expense	47.0%	35.9%	52.8%	65.4%	61.6%
Net acquisition expense	23.3%	19.3%	24.2%	21.2%	20.4%
Other underwriting expense	7.8%	6.9%	8.6%	7.6%	7.0%
Combined	78.1%	62.1%	85.6%	94.2%	89.0%

See Definitions and Presentation on page 1.

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
 (1) Net losses & LAE are divided by net premiums earned;
 (2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
 (3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Finite Risk Segment - by Quarter
($ in thousands)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2010	2010	2009	2009	2009

Net premiums written	$4,985	6,891	3,884	7,675	$7,253

Net premiums earned	5,716	4,470	4,461	6,380	4,985

Net losses and loss adjustment expenses	(3,593)	6,411	(1,173)	(6,310)	1,096
Net acquisition expenses	8,118	3,371	5,814	13,795	4,406
Other underwriting expenses	313	338	370	342	400
Total underwriting expenses	4,838	10,120	5,011	7,827	5,902
Segment underwriting income (loss)	$878	(5,650)	(550)	(1,447)	$(917)

GAAP underwriting ratios:
Net loss and loss adjustment expense	(62.9%)	143.4%	(26.3%)	(98.9%)	22.0%
Net acquisition expense	142.0%	75.4%	130.3%	216.2%	88.4%
Other underwriting expense	5.5%	7.6%	8.3%	5.4%	8.0%
Combined	84.6%	226.4%	112.3%	122.7%	118.4%

Statutory underwriting ratios:
Net loss and loss adjustment expense	(62.9%)	143.4%	(26.3%)	(98.9%)	22.0%
Net acquisition expense	159.0%	56.6%	145.8%	184.2%	66.3%
Other underwriting expense	6.3%	4.9%	9.5%	4.5%	5.5%
Combined	102.4%	204.9%	129.0%	89.8%	93.8%

See Definitions and Presentation on page 1.

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
 (1) Net losses & LAE are divided by net premiums earned;
 (2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
 (3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Net Premiums Written - Supplemental Information
($ in thousands)

	Three Months Ended		Six Months Ended
	June 30,	June 30,	June 30,	June 30,
	2010	2009	2010	2009

Property and Marine
Excess-of-loss	$54,290	73,438	176,812	$163,278
Proportional	19,815	39,967	44,078	91,862
Subtotal Property and Marine	74,105	113,405	220,890	255,140
Casualty
Excess-of-loss	70,183	76,927	150,014	162,251
Proportional	2,445	10,532	16,365	23,222
Subtotal Casualty	72,628	87,459	166,379	185,473
Finite Risk
Excess-of-loss	-	-	-	(8)
Proportional	4,985	7,253	11,876	12,784
Subtotal Finite Risk	4,985	7,253	11,876	12,776
Combined Segments
Excess-of-loss	124,473	150,365	326,826	325,521
Proportional	27,245	57,752	72,319	127,868
Total	$151,718	208,117	399,145	$453,389

	Three Months Ended		Six Months Ended
	June 30,	June 30,	June 30,	June 30,
	2010	2009	2010	2009
Property and Marine
United States	$39,994	79,758	121,682	$169,905
International	34,111	33,647	99,208	85,235
Subtotal Property and Marine	74,105	113,405	220,890	255,140
Casualty
United States	60,367	76,620	142,748	162,533
International	12,261	10,839	23,631	22,940
Subtotal Casualty	72,628	87,459	166,379	185,473
Finite Risk
United States	4,985	7,253	11,876	12,776
International	-	-	-	-
Subtotal Finite Risk	4,985	7,253	11,876	12,776
Combined Segments
United States	105,346	163,631	276,306	345,214
International	46,372	44,486	122,839	108,175
Total	$151,718	208,117	399,145	$453,389

Platinum Underwriters Holdings, Ltd.
Premiums by Line of Business - Three Month Summary
($ in thousands)

	Three Months Ended June 30, 2010			Three Months Ended June 30, 2009
	Gross	Net	Net	Gross	Net	Net
	Premiums	Premiums	Premiums	Premiums	Premiums	Premiums
	Written	Written	Earned	Written	Written	Earned

Property and Marine
North American Property Proportional	$1,980	1,980	2,217	1,732	1,732	$2,827
North American Property Catastrophe	25,689	15,466	30,235	26,046	26,046	27,041
North American Property Risk	10,398	10,763	13,577	25,058	17,985	18,810
Other Property	12,561	12,561	12,388	35,385	35,385	35,351
Marine / Aviation Proportional	1,837	1,837	2,190	2,869	2,869	2,868
Marine / Aviation Excess	2,734	2,745	2,898	4,552	4,552	5,752
International Property Proportional	4,367	4,367	4,135	4,305	4,305	5,908
International Property Catastrophe	21,949	21,934	29,944	17,528	17,508	26,501
International Property Risk	2,452	2,452	2,966	3,023	3,023	3,258
Subtotal	83,967	74,105	100,550	120,498	113,405	128,316

Casualty
Clash	3,874	3,874	3,751	3,930	3,930	3,901
1st Dollar GL	2,884	2,884	2,740	3,785	3,785	4,521
1st Dollar Other	1,353	1,353	843	1,250	1,250	1,429
Casualty Excess	50,683	50,683	53,985	60,802	60,802	68,658
Accident & Health	5,732	5,732	9,568	5,087	5,087	6,648
International Casualty	7,716	7,716	6,002	8,066	8,066	9,308
International Motor	783	783	889	757	757	876
Financial Lines	(397)	(397)	7,388	3,782	3,782	3,820
Subtotal	72,628	72,628	85,166	87,459	87,459	99,161

Finite Risk
Finite Property	-	-	-	-	-	-
Finite Casualty	4,985	4,985	5,716	7,253	7,253	4,985
Subtotal	4,985	4,985	5,716	7,253	7,253	4,985

Total	$161,580	151,718	191,432	215,210	208,117	$232,462

Platinum Underwriters Holdings, Ltd.
Premiums by Line of Business - Six Month Summary
($ in thousands)

	Six Months Ended June 30, 2010			Six Months Ended June 30, 2009
	Gross	Net	Net	Gross	Net	Net
	Premiums	Premiums	Premiums	Premiums	Premiums	Premiums
	Written	Written	Earned	Written	Written	Earned

Property and Marine
North American Property Proportional	$4,019	4,019	3,390	3,560	3,560	$6,744
North American Property Catastrophe	68,034	57,809	68,125	55,837	54,586	52,881
North American Property Risk	29,348	27,494	30,921	43,147	35,447	36,452
Other Property	33,999	33,999	33,759	78,640	78,640	78,424
Marine / Aviation Proportional	3,016	3,016	3,830	6,110	6,110	5,720
Marine / Aviation Excess	6,458	6,469	6,735	8,820	8,858	12,186
International Property Proportional	8,169	8,169	7,494	8,893	8,893	11,487
International Property Catastrophe	78,081	74,527	68,855	54,797	52,917	52,233
International Property Risk	5,388	5,388	5,247	6,129	6,129	5,860
Subtotal	236,512	220,890	228,356	265,933	255,140	261,987

Casualty
Clash	7,766	7,766	7,583	8,353	8,353	8,226
1st Dollar GL	5,478	5,478	5,445	8,005	8,005	9,830
1st Dollar Other	2,630	2,630	1,937	2,797	2,797	2,999
Casualty Excess	106,262	106,262	112,707	121,959	121,959	142,545
Accident & Health	20,826	20,826	18,317	17,248	17,248	14,085
International Casualty	13,042	13,042	12,856	18,329	18,329	20,457
International Motor	1,847	1,847	1,829	1,602	1,602	1,602
Financial Lines	8,528	8,528	12,394	7,180	7,180	9,377
Subtotal	166,379	166,379	173,068	185,473	185,473	209,121

Finite Risk
Finite Property	-	-	-	(8)	(8)	(8)
Finite Casualty	11,876	11,876	10,186	12,784	12,784	9,114
Subtotal	11,876	11,876	10,186	12,776	12,776	9,106

Total	$414,767	399,145	411,610	464,182	453,389	$480,214

Platinum Underwriters Holdings, Ltd.
Investment Portfolio
($ in thousands)

	June 30, 2010			December 31, 2009
		Weighted	Weighted Average		Weighted	Weighted Average
		Average	Market Yield		Average	Market Yield
	Fair Value	Book Yield	to Maturity	Fair Value	Book Yield	to Maturity

Available-for-sale securities
U.S. Government	$1,056,045	2.7%	2.4%	$608,697	2.9%	3.0%
U.S. Government agencies	100,893	0.9%	0.5%	101,082	0.6%	0.2%
Corporate bonds	472,446	5.1%	3.2%	476,986	5.1%	3.7%
Commercial mortgage-backed securities	217,300	4.9%	5.5%	215,020	5.5%	7.0%
Residential mortgage-backed securities	189,813	4.5%	6.0%	714,703	4.6%	5.5%
Asset-backed securities	29,410	1.4%	9.9%	59,699	2.6%	6.6%
Municipal bonds	1,029,585	4.6%	3.8%	759,501	4.2%	3.4%
Non-U.S. governments	76,967	2.9%	1.7%	578,364	3.1%	2.5%
Total Fixed Maturities	3,172,459	3.9%	3.4%	3,514,052	4.0%	3.8%
Preferred Stocks	2,090	26.6%	10.3%	3,897	29.8%	13.2%
Total	$3,174,549	3.9%	3.4%	$3,517,949	4.0%	3.8%

Trading securities
Insurance-linked securities	$25,901	10.7%	7.8%	$25,682	10.7%	8.5%
Non-U.S. dollar denominated securities:
U.S. Government agencies	15,254	1.9%	1.4%	16,423	1.9%	1.8%
Corporate bonds	64	4.5%	2.0%	77	4.5%	2.1%
Non-U.S. governments	120,146	3.6%	1.9%	100,384	4.6%	3.1%
Total	$161,365	4.6%	2.8%	$142,566	5.4%	3.9%

	June 30, 2010			December 31, 2009
	Amount	% of Total		Amount	% of Total
Credit quality of investment portfolio*
Aaa	$1,781,755	53.4%		$2,341,963	64.0%
Aa	676,748	20.3%		517,404	14.1%
A	512,333	15.3%		404,711	11.1%
Baa	261,976	7.9%		315,275	8.6%
Below investment grade	103,102	3.1%		81,162	2.2%
Total	$3,335,914	100.0%		$3,660,515	100.0%

Credit quality
Weighted average credit quality	Aa2			Aa2

* Rated using external rating agencies (primarily Moody's).
(Aaa-Best Quality; Aa-High Quality; A-Upper to Medium Quality, Baa - Investment Grade)

Platinum Underwriters Holdings, Ltd.
Available-for-Sale Security Detail
($ in thousands)

	June 30, 2010
		Unrealized	Credit		Weighted
	Fair Value	Gain (Loss)	Quality	Duration	Average Life

Available-for-sale securities
U.S. Government	$1,056,045	$21,849	Aaa	6.3

U.S. Government agencies	100,893	893	Aaa	0.3

Corporate bonds:
Industrial	310,355	15,974	A3	3.4
Finance	15,236	(1,407)	Baa2	6.6
Utilities	66,391	3,006	A3	4.2
Insurance	57,243	3,020	A3	4.5
Preferreds with maturity date	23,221	(3,294)	Baa2	7.2
Subtotal	472,446	17,299	A3	3.9

Commercial mortgage-backed securities	217,300	(106)	Aa2	3.8	4.7

Residential mortgage-backed securities:
U.S. Government agency residential mortgage-backed securities	93,620	3,813	Aaa	1.4	2.9
Non-agency residential mortgage-backed securities	89,117	(38,894)	Ba2	-	3.5
Alt-A residential mortgage-backed securities	7,076	(6,319)	Caa2	-	4.3
Subtotal	189,813	(41,400)	A3	0.7	3.3

Asset-backed securities:
Asset-backed securities	19,595	(331)	Aaa	-	4.9
Sub-prime asset-backed securities	9,815	(11,852)	B2	-	10.7
Subtotal	29,410	(12,183)	A2	-	6.8

Municipal bonds	1,029,585	37,435	Aa2	6.8

Non-U.S. governments	76,967	1,709	Aa1	2.4

Preferred stocks	2,090	1,278	Ba3	5.3

Total	$3,174,549	$26,774	Aa2	5.2

Platinum Underwriters Holdings, Ltd.
Corporate Bonds Detail
($ in thousands)

	June 30, 2010
			Unrealized	Credit
	Par Value	Fair Value	Gain (Loss)	Quality

Largest Holdings by Issuer
Wal-Mart Stores, Inc.	$16,950	19,315	$596	Aa2
MetLife, Inc.	17,897	19,117	1,356	A1
Philip Morris International Inc.	14,000	15,903	1,269	A2
Hewlett-Packard Company	13,100	14,642	1,020	A2
BHP Billiton Limited	13,000	14,255	1,083	A1
Bank of America Corporation	17,500	13,918	(3,425)	Baa3
Diageo plc	10,500	12,016	710	A3
Marathon Oil Corporation	10,000	11,643	730	Baa1
HCC Insurance Holdings, Inc.	10,000	10,245	167	Baa1
AT&T Inc.	9,250	10,203	864	A2
Anglo American plc	8,000	9,991	(41)	Baa1
Consolidated Edison, Inc.	9,400	9,972	559	A3
Kraft Foods Inc.	9,200	9,815	256	Baa2
Rio Tinto plc	7,250	8,983	404	Baa1
Telefonica, S.A.	8,500	8,835	263	Baa1
The Southern Company	7,525	7,715	193	A2
Snap-On Incorporated	7,000	7,698	653	Baa1
Canadian National Railway Company	6,900	7,380	509	A3
EOG Resources, Inc.	6,660	7,139	272	A3
Pfizer Inc.	$6,000	6,658	$616	A1

Platinum Underwriters Holdings, Ltd.
Net Realized Gains on Investments and Net Impairment Losses on Investments
($ in thousands)

	Three Months Ended		Six Months Ended
	June 30,	June 30,	June 30,	June 30,
	2010	2009	2010	2009

Net realized gains on investments by entity:
Subsidiary domiciled in Bermuda	$32,041	7,485	36,646	$24,022
Subsidiaries domiciled in the United States	17,448	3,316	18,300	7,338
Subsidiary domiciled in the United Kingdom	-	(7)	-	4
Total	$49,489	10,794	54,946	$31,364

Net realized gains on investments by type:
Sale of securities	$47,891	7,999	52,602	$29,768
Mark-to-market on trading securities	1,598	2,795	2,344	1,596
Total	$49,489	10,794	54,946	$31,364

Net impairment losses on investments by entity:
Subsidiary domiciled in Bermuda	$2,142	2,481	9,269	$5,008
Subsidiaries domiciled in the United States	1,268	775	12,243	1,656
Total	$3,410	3,256	21,512	$6,664

Net impairment losses on investments by type of security:
Commercial mortgage-backed securities	$-	345	7,731	$980
Residential mortgage-backed securities	1,792	2,334	2,740	3,759
Asset-backed securities	1,618	577	11,041	717
Preferred stocks	-	-	-	1,208
Total	$3,410	3,256	21,512	$6,664

Platinum Underwriters Holdings, Ltd.
Analysis of Losses and Loss Adjustment Expenses
($ in thousands)

	Analysis of Losses and Loss Adjustment Expenses
	Six Months Ended June 30, 2010 (a)				Twelve Months Ended December 31, 2009 (b)
	Gross	Ceded	Net	Paid to Incurred %	Gross	Ceded	Net	Paid to Incurred %

Paid losses and loss adjustment expenses	$344,838	5,663	$339,175	143.7%	$620,332	13,122	$607,210	126.9%
Change in unpaid losses and loss adjustment expenses	(104,546)	(1,414)	(103,132)		(126,020)	2,848	(128,868)
Losses and loss adjustment expenses incurred	$240,292	4,249	$236,043		$494,312	15,970	$478,342

	Analysis of Unpaid Losses and Loss Adjustment Expenses

	As of June 30, 2010				As of December 31, 2009
	Gross	Ceded	Net	%	Gross	Ceded	Net	%

Outstanding losses and loss adjustment expenses	$697,458	8,972	$688,486	31.1%	$680,487	9,169	$671,318	28.8%
Incurred but not reported	1,526,568	3,883	1,522,685	68.9%	1,668,849	5,159	1,663,690	71.2%
Unpaid losses and loss adjustment expenses	$2,224,026	12,855	$2,211,171	100.0%	$2,349,336	14,328	$2,335,008	100.0%

(a) Gross and ceded losses and loss adjustment expenses incurred includes effects of foreign currency exchange rate gains and losses of $20,764 and $59, respectively.

(b) Gross and ceded losses and loss adjustment expenses incurred includes effects of foreign currency exchange rate gains and losses of $19 and $11,850, respectively.

Platinum Underwriters Holdings, Ltd.
Summary of Favorable (Unfavorable) Development of Losses and Related Premiums & Commissions
($ in thousands)

	Three Months Ended June 30, 2010				Three Months Ended June 30, 2009
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total

Non-Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	$20,468	22,616	7,809	$50,893	$66	13,471	2,612	$16,149
Net premium adjustments related to prior years' losses	546	136	-	682	616	450	-	1,066
Net commission adjustments related to prior years' losses	(2,999)	648	(6,586)	(8,937)	5,308	3,920	(3,113)	6,115
Net favorable (unfavorable) development	18,015	23,400	1,223	42,638	5,990	17,841	(501)	23,330

Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	(691)	2	-	(689)	(1,113)	-	-	(1,113)
Net premium adjustments related to prior years' losses	(1,874)	-	-	(1,874)	1,338	-	-	1,338
Net commission adjustments related to prior years' losses	-	-	-	-	-	-	-	-
Net favorable (unfavorable) development	(2,565)	2	-	(2,563)	225	-	-	225
Total net favorable (unfavorable) development	$15,450	23,402	1,223	$40,075	$6,215	17,841	(501)	$23,555

	Six Months Ended June 30, 2010				Six Months Ended June 30, 2009
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total

Non-Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	$39,113	55,955	4,692	$99,760	$997	36,666	(2,225)	$35,438
Net premium adjustments related to prior years' losses	989	430	-	1,419	1,264	(156)	-	1,108
Net commission adjustments related to prior years' losses	(3,854)	3,566	(9,176)	(9,464)	5,699	3,631	1,596	10,926
Net favorable (unfavorable) development	36,248	59,951	(4,484)	91,715	7,960	40,141	(629)	47,472

Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	(691)	5	-	(686)	(3,528)	(57)	59	(3,526)
Net premium adjustments related to prior years' losses	(1,466)	-	-	(1,466)	1,698	-	-	1,698
Net commission adjustments related to prior years' losses	-	-	-	-	-	-	-	-
Net favorable (unfavorable) development	(2,157)	5	-	(2,152)	(1,830)	(57)	59	(1,828)
Total net favorable (unfavorable) development	$34,091	59,956	(4,484)	$89,563	$6,130	40,084	(570)	$45,644

Platinum Underwriters Holdings, Ltd.
Estimated Exposures to Peak Zone Property Catastrophe Losses
As of July 1, 2010
($ in millions)

Estimated Probable Maximum Losses by Zone and Peril

		20 Year Return Period			100 Year Return Period		250 Year Return Period
Zones	Perils	Estimated Gross Loss		Estimated Net Loss	Estimated Gross Loss	Estimated Net Loss	Estimated Gross Loss	Estimated Net Loss

United States / Caribbean	Hurricane	$175		144	377	312	437	$372
United States	Earthquake	12		12	234	234	305	305
Pan-European	Windstorm	135		92	279	195	336	250
Japan	Earthquake	13		13	132	132	282	282
Japan	Typhoon	$6		6	66	66	75	$75

Indicative Catastrophe Scenarios

Catastrophe Scenarios		Estimated Company Net Loss Interquartile Range

Category 3 U.S. / Caribbean Hurricane		$12	-	33
Category 4 U.S. / Caribbean Hurricane		16	-	72
Magnitude 6.9 California Earthquake		0	-	3
Magnitude 7.5 California Earthquake		$0	-	9

The Company has developed the estimates of losses expected from certain catastrophes for its portfolio of property, marine, workers’ compensation, personal accident contracts and catastrophe contributions from insurance-linked securities using commercially available catastrophe models, which are applied and adjusted by the Company.  These estimates include assumptions regarding the location, size and magnitude of an event, the frequency of events, the construction type and damageability of property in a zone, and the cost of rebuilding property in a zone, among other assumptions.  These estimates do not include any losses that may be expected to arise from the Company’s casualty portfolio as a result of such catastrophes.  Return period refers to the frequency with which losses of a given amount or greater are expected to occur.

Gross loss estimates are before income tax and net of reinstatement premiums.  Net loss estimates are before income tax, net of reinstatement premiums, and net of retrocessional recoveries.  Ranges shown for indicative catastrophe scenarios are interquartile reflecting the middle 50% of indications.  That is, 25% of indications fall below the low end of a given range and 25% of indications fall above the high end of that range.  Thus, an actual event may produce losses that fall materially outside the indicated ranges.

The estimates set forth above are based on assumptions that are inherently subject to significant uncertainties and contingencies.  These uncertainties and contingencies can affect actual losses and could cause actual losses to differ materially from those expressed above.  In particular, modeled loss estimates do not necessarily accurately predict actual losses, and may significantly misestimate actual losses.  Such estimates, therefore, should not be considered as a representation of actual losses.  Investors should not rely on the foregoing information when considering investment in the Company.  The Company undertakes no duty to update or revise such information to reflect the occurrence of future events.